EXHIBIT 10.2

                         CUSTOM IC DEVELOPMENT AGREEMENT
                                TABLE OF CONTENTS


1.    Definitions......................................................
2.    Design of RON....................................................
3.    Design Schedule..................................................
4.    Fees.............................................................
5.    Program Management...............................................
6.    Delivery of RON Prototypes.......................................
7.    Prototype Acceptance.............................................
8.    Production of RON................................................
9.    Ownership, License of Rights and Restrictions....................
10.   Term of Agreement................................................
11.   Termination of Agreement.........................................
12.   Indemnification..................................................
13.   Limitation of Liability..........................................
14.   Force Majeure....................................................
15.   Confidential Information.........................................
16.   Notices..........................................................
17.   General Terms....................................................

Exhibits
 1 - Unique Conditions
 2 - Schedule of Work
 3 - RON Specification
 4 - RON IC Design Change Request
 5 - RON IC Release
 6 - RON IC Prototype Approval Notification
 7 - RON volume pricing
 8 - Motorola's Standard Terms and Conditions of Sale
 9 - Motorola IP
10 - PowerDsine IP
11 - Motorola Design Flow Deliverables
12 - Sample List of Motorola Competitors


** Represents material which has been redacted and separately filed with the commission pursuant to a Request for Confidential Treatment pursuant to Rule 406
under he securities Act of 1933, as amended.                              Page 1

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                          CUSTOM DEVELOPMENT AGREEMENT

        This Custom Development Agreement (the "AGREEMENT"), effective as of the date of last signature below ("EFFECTIVE DATE"), is by and between Motorola, Inc., acting through its Semiconductor Products Sector, having offices at 6501 William Cannon Drive, Austin, Texas, 78735 ("MOTOROLA"), and PowerDsine, Ltd., having a having offices at 1 hanagar St., P.O. Box 7220, Neve Ne'eman Industrial Zone, Hod Hasharon 45421, Israel ("PowerDsine").

                                    RECITALS

    A. PowerDsine has developed technology and IP related to Power/Data products for the Power Over Ethernet market ("PoE").

    B. Motorola has semiconductor design and manufacturing resources and expertise.

    C. Motorola and PowerDsine want to work together to specify and develop a custom integrated circuit for the PoE market.

    D. PowerDsine agrees to purchase and Motorola agrees to sell the RON under the terms of this Agreement.

                                   AGREEMENT


1.      DEFINITIONS

        The following capitalized terms used in this Agreement have the meaning set forth below:

        "AFFILIATE" means, in relation to any party, any corporation or entity directly or indirectly controlling, controlled by, or under common control with that party whether through the ownership of voting securities, management control, contract or similar arrangement.

        "CONFIDENTIAL INFORMATION" means the information that is set forth in the "technology disclosure" Section of Exhibit 2 attached hereto that was actually disclosed by each party to the other, as well as any information disclosed by one party to the other party that (i) if disclosed in writing or in some other tangible form, is marked at the time of disclosure as being "Confidential" or "Proprietary" or with words of similar import, or (ii) if disclosed orally or by inspection, is identified at the time of disclosure as confidential and is summarized in a written memorandum transmitted to the receiving party within 30 days after the disclosure with enough specificity for identification purpose. Confidential Information does not include any information that, based on


** Represents material which has been redacted and separately filed with the commission pursuant to a Request for Confidential Treatment pursuant to Rule 406
under he securities Act of 1933, as amended.                              Page 2

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documented evidence: (a) is, or becomes, publicly known through no wrongful act on the receiving party's part; (b) is already known to the receiving party, or becomes known to the receiving party without restriction on disclosure; or (c) is independently developed by the receiving party. The PowerDsine IP and the Motorola IP are Confidential Information

        "ENGINEERING SAMPLES"shall mean samples that meet the main functional requirements of the Specification; they may not be used for the Qualification of the integrated circuit. Such circuits shall be tested and used in accordance with Section 6 hereof.

        "PROTOTYPES"shall mean integrated circuits meeting all requirements of the Specifications. The integrated circuits shall be tested with the latest stage of the test program that is to be used for Qualification and may be used for a full Qualification procedure to determine if such circuits can be mass produced as provided in Section 7 hereof.

        "EXHIBITS" means the following exhibit(s) attached to this Agreement, as modified from time to time, pursuant to a mutual writing executed by the parties, which are incorporated into this Agreement:

        Exhibit 1  - Unique Conditions
        Exhibit 2  - Schedule of Work
        Exhibit 3  - RON Specification
        Exhibit 4  - RON IC Design Change Request
        Exhibit 5  - RON IC Release
        Exhibit 6  - RON Prototype Approval Notification
        Exhibit 7  - RON volume pricing
        Exhibit 8  - Motorola's Standard Terms and Conditions of Sale
        Exhibit 9  - Motorola IP
        Exhibit 10 - PowerDsine IP
        Exhibit 11 - Motorola Design Flow Deliverables
        Exhibit 12 - Sample list of Motorola Competitors

        "INTELLECTUAL PROPERTY RIGHTS" means any patents, utility models, copyright works, moral rights, know how, trade secrets, and any applications of, or right to apply for, any of the foregoing rights in any country.

        "MOTOROLA IP" means the Motorola Intellectual Property Rights to be provided under this Agreement as expressly set forth in Exhibit 9.

        "POWERDSINE IP" means the PowerDsine Intellectual Property Rights provided to Motorola as contemplated in this Agreement, including but not limited to the items set


** Represents material which has been redacted and separately filed with the commission pursuant to a Request for Confidential Treatment pursuant to Rule 406
under he securities Act of 1933, as amended.                              Page 3

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forth in the "12 Port Power over LAN IC (PD 64012 Specification RON)" dated
November 12th, 2002, Draft 01, from Amir Peleg." and in Exhibit 10.

        "QUALIFICATION" means the testing procedure to verify whether the integrated circuit, meets all functional and other requirements provided in the Specification.

        "SPECIFICATION" means the behavior, function environmental conditions design and other features of the integrated circuits, Engineering Samples and Prototypes. It is the working basis for the development and describes the objective of the development task. The latest mutually agreed Specifications are set forth in Exhibit 3.


        "RON" means a custom integrated circuit from Motorola/PowerDsine for the PoE market, which meets the specifications set forth in Exhibit 3 and contains PowerDsine IP and Motorola IP.

        "SUBSIDIARY" means, in relation to any party, any corporation or entity directly or indirectly controlled by that party whether through the ownership of voting securities, management control, contract or similar arrangement.

        "MOTOROLA DESIGN FLOW" elements can be found in Exhibit 11.

2.      DESIGN OF RON

        2.1. The agreed specifications for the RON are identified in the RON Integrated Circuit Specifications (Exhibit 3). After the Effective Date, changes to the specifications may only be made via a RON IC Design Change Request (Exhibit 4), agreed upon and signed by both parties. If the parties agree upon a change to the specifications, they will update the Schedule of Work (Exhibit 2) accordingly.

        2.2. Exhibit 1 identifies Unique Conditions that must be met as a condition to Motorola's ability to accomplish such development.

        2.3. Prior to the production of tooling, PowerDsine and Motorola will each authorize such production by signing the RON IC Release (Exhibit 5), thereby acknowledging that all necessary state of the art verifications have been successfully completed.

        2.4. The RON will contain a hardware digital block, developed by PowerDsine using design tools and methodologies mutually agreed to by both Motorola and PowerDsine and compatible with the Motorola Design Flow. Deliverables associated with satisfactory completion of this design block are outlined in Exhibit 1.


** Represents material which has been redacted and separately filed with the commission pursuant to a Request for Confidential Treatment pursuant to Rule 406
under he securities Act of 1933, as amended.                              Page 4

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        2.5.    The analog and mixed signal design will be performed by Motorola according to the Specifications.

        2.6. Motorola and PowerDsine will work cooperatively on the integration of the digital block with the analog and mixed-signal design blocks. Responsibilities and delivery dates are outlined in the Schedule of Work (Exhibit 2.)

3.      DESIGN SCHEDULE

        3.1. The target dates for completion of the design of the RON will be as shown in the Schedule of Work (Exhibit 2). Motorola and PowerDsine will use commercially reasonable efforts to meet the target dates. The target dates are subject to adjustments in accordance with mutually agreed material change(s) to the RON Specification.

4.      FEES

        4.1. In consideration for Motorola's efforts in developing the RON, PowerDsine will pay Motorola a non-recurring engineering fee ("NRE") of ** payable as follows: **

        4.2. The NRE takes into account the expenses for two full sets of masks for the RON. In case of specification changes, mistakes in the digital block, mistakes associated with the PowerDsine IP, or any other changes/mistakes relating to PowerDsine, **

        4.3. Motorola will begin work under this Agreement upon receipt of the initial NRE payment of **. All payments are due within thirty (30) days from the event triggering payment. Late payments will bear interest at the maximum non-usurious rate allowed under applicable law.

5.      PROGRAM MANAGEMENT

        5.1. Motorola and PowerDsine will each assign a Program Manager to this effort. The Program Managers will be the primary contact within each party and will be responsible for all formal communications between Motorola and PowerDsine. The Program Managers will have the following functions, in addition to those functions identified elsewhere in this Agreement:

                o Act as a liaison across the functional organizations participating in the RON development.

                o Manage the project and ensure the Schedule of Work is maintained and achieved.

                o Implement a Risk Management program (identify, analyze, prioritize, assign, and monitor project risks throughout the project's life cycle).

                o Ensure regular communications as necessary between PowerDsine and Motorola, and distribute information to the project team.


** Represents material which has been redacted and separately filed with the commission pursuant to a Request for Confidential Treatment pursuant to Rule 406
under he securities Act of 1933, as amended.                              Page 5

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                o   Ensure the project is completed on time and within budget.

        The Program Managers for the respective companies will be:

    o   PowerDsine:**

    o   Motorola: **

        5.2. Formal communications for purpose of program management between Motorola and PowerDsine will consist of:

                o Weekly conference calls to review progress of the RON to the specification set forth in this Agreement. Distribute minutes of each call to all parties.

                o Monthly meetings corresponding to key milestones in the schedule of work.

6.      DELIVERY OF RON

        6.1. Engineering Samples: Motorola will deliver to PowerDsine ** pieces of Engineering Samples (** in ceramic package and ** in plastic package) in accordance with the Schedule of Work. Both Motorola and PowerDsine will begin analysis of these Engineering Samples to ensure compliance with the Specification and any design changes. Should the Engineering Samples meet the Prototype acceptance guidelines (Exhibit 6) they will be considered Prototypes. Motorola and PowerDsine will jointly review the Engineering Samples to determine if the Engineering Samples are acceptable for Customer Sampling even though additional engineering work is required to meet the Prototype guidelines. Upon acceptance of the Engineering Samples for customer sampling by PowerDsine, Motorola will provide up to ** RON's in plastic package at no cost to PowerDsine within two to four (2-4) weeks after such acceptance. These RON's are only for development and for customer sampling in order to promote and develop the commercial market for the RON and cannot be sold.

        6.2. ITERATION OF THE ENGINEERING SAMPLES - If the Engineering Samples do not meet the functional requirements of the Specification (based on mutual agreement), Motorola will perform a revision of the circuit ( e.g. modification of the circuit, new simulation, production of new Engineering Samples, preparation of masks, etc) at its own expense.


** Represents material which has been redacted and separately filed with the commission pursuant to a Request for Confidential Treatment pursuant to Rule 406
under he securities Act of 1933, as amended.                              Page 6

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        6.3.    DELIVERY OF PROTOTYPES: Motorola shall deliver to PowerDsine **
                pieces of RON Prototypes at no cost (part of the NRE payment) following the approval of the Engineering Samples . These Prototypes shall meet the Design Release specification (as per Exhibits 3 & 4) mutually signed by both parties. PowerDsine must accept those Prototypes in accordance with the acceptance criteria contained in Section 7 before Motorola will commence production of additional RONs.

7.      PROTOTYPE ACCEPTANCE

        7.1. PowerDsine will evaluate the RON Prototypes to determine if those RON Prototypes comply with the specifications established in Exhibit 3. Minor deviations from the specifications that do not impact the RON's form, fit, or function are allowed. Within eight (8) weeks after Motorola ships the RON Prototypes to PowerDsine, PowerDsine will submit a written notice of acceptance or rejection to Motorola using the RON Prototype Approval Notification form (Exhibit 6). Approval will not be unreasonably conditioned, withheld, or delayed. If Motorola has not received this form from PowerDsine within this eight (8) week period, all RON Prototypes shipped will be deemed accepted.

        7.2. If PowerDsine rejects the RON prototypes, the parties will jointly analyze the issues associated with that rejection in order to establish the extent and basis for rework. If rework is needed due to PowerDsine's error, PowerDsine will be responsible for costs associated with such rework. There will be no charge to PowerDsine for rework needed due to Motorola's error.

        7.3. Production orders are required to be placed in accordance with standard lead times established by Motorola. Motorola will use commercially reasonable efforts to ensure that delivery will occur no later then thirteen (13) weeks from the date Motorola receives any order. Motorola will accept first production orders after the signing of the Custom Design Prototype Approval Notification (Exhibit 6) by PowerDsine.

8.      PRODUCTION OF RON

        8.1. During the term of this Agreement, PowerDsine will exclusively obtain from Motorola the RON, or any


** Represents material which has been redacted and separately filed with the commission pursuant to a Request for Confidential Treatment pursuant to Rule 406
under he securities Act of 1933, as amended.                              Page 7

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                substantially similar integrated circuit having the same fit and function described in the Specification attached hereto as
                Exhibit 3. Pricing terms for the RON are set forth in Exhibit 7. All sales by Motorola to PowerDsine will be governed by "Motorola's Standard Terms and Conditions of Sale" (Exhibit 8). If there is a conflict between the terms of this Agreement and the terms contained in "Motorola's Standard Terms and Conditions of Sale," this Agreement controls.

        8.2. Motorola will exclusively sell the RON to PowerDsine. In the event that Motorola identifies a business opportunity at customers that are not yet served by PowerDsine, Motorola may recommend that PowerDsine call upon such customers. PowerDsine may, at its discretion, ask Motorola to support PowerDsine in penetrating such customers.

        8.3. It is expected that Motorola will have a cumulative sales of ** units of the RON integrated circuit by the second anniversary of the date that Motorola ships the first fully qualified RON to PowerDsine, or June 30, 2006 which ever is last to occur (the "Anniversary Date"), and that such sales will fully compensate Motorola for the remaining development cost of the RON integrated circuit (** U.S dollars on top of the NRE).

                In the event, Motorola has not sold such quantity of the RON integrated circuit by the Anniversary Date, and PowerDsine has not terminated this agreement pursuant to the terms of 11.1 or 11.2,or Motorola has not terminated this Agreement pursuant to Sections 11.4 and 17.9, PowerDsine or its assignee pursuant to the terms of 17.9 agrees to compensate Motorola for the remaining portion of un-recovered development costs by selecting one of the following options:

                        1. PowerDsine will pay Motorola the remaining value of the development cost that is not covered by the cumulative procurement of the RON integrated circuit within 30 days after the Anniversary Date.

                        2. PowerDsine will order from Motorola within 30 days after the Anniversary Date the remaining units to complete a cumulative quantity sold by Motorola of ** units.

                        3. PowerDsine will provide Motorola the rights to sell the RON integrated circuit to the open market. In such case PowerDsine and Motorola will enter in good faith negotiations to establish fair and reasonable terms. If the parties are unable to agree on such terms within 45 days after the Anniversary Date, or at any time prior to


** Represents material which has been redacted and separately filed with the commission pursuant to a Request for Confidential Treatment pursuant to Rule 406
under he securities Act of 1933, as amended.                              Page 8

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                                the parties' agreement on such terms, Motorola
                                may decide that it does not desire to sell the RON to the open market, and in such an event PowerDsine shall elect, at its own discretion either options 8.3.1 or 8.3.2 hereof. :

        8.4. PowerDsine will not use Motorola IP or Confidential Information of Motorola for any purpose other than for the performance of express obligations under this Agreement. Motorola will not use PowerDsine IP or Confidential Information of PowerDsine for any purpose other than for Motorola's performance of express obligations under this Agreement. This provision does not restrict Motorola from using independently conceived or developed ideas, concepts, techniques, designs and/or devices to develop intellectual property that does not contain any PowerDsine IP and are not "RON-like" (as such term is defined in this Section 8.4).

                Notwithstanding the foregoing, for a period of 12 months after the Qualification of the RON, Motorola shall not design any devices for the PoE market that are Ron-like or are used for the same purpose or perform the same functions as the RON.

                After this period of time, if Motorola desires to develop for other customers PoE devices that are Ron-Like or are used for the same purpose and perform the same functions as the RON then the following steps will occur in the order prescribed herein:

                        a) First, Motorola will use commercially reasonable efforts to offer the RON through PowerDsine to such other customers

                        b) Second, if modification to the Specification is required, Motorola and PowerDsine will work in good faith to design a revision of the Specification to meet the needs of the customers and if successful, Motorola and PowerDsine will negotiate in good faith, and enter into an agreement substantially similar to this Agreement governing the manufacture of the modified RON by Motorola and its sale to customers by PowerDsine

                        c) Third, if (i) any customer involved desires to work only with Motorola, without any involvement by PowerDsine, , or (ii) Motorola and PowerDsine, after a commercially reasonable good faith effort are not able to agree on the modifications necessary to implement Section 8.4(b) above,then Motorola and PowerDsine will enter into good faith negotiations and shall develop and enter into a fair agreement to cover use of


** Represents material which has been redacted and separately filed with the commission pursuant to a Request for Confidential Treatment pursuant to Rule 406
under he securities Act of 1933, as amended.                              Page 9

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                    PowerDsine IP and  PowerDsine  patents and the  intellectual property jointly developed by PowerDsine and Motorola during the terms of this agreement.

                "RON-Like" is defined as a device that has the basic functionalities of input and output as the Specification outlined in Exhibit 3 regardless of the number of ports involved.

        8.5. Motorola will notify PowerDsine in accordance with Motorola's standard End-of-Life policy to allow final orders and shipments of RON.

9.      OWNERSHIP, LICENSE OF RIGHTS AND RESTRICTIONS

        9.1 PowerDsine owns and will continue to own all rights title and interest in the PowerDsine IP. PowerDsine hereby grants to Motorola a worldwide, non-assignable royalty free right and license to use, make, have made, import, reproduce and modify the PowerDsine IP solely for purposes set forth in this Agreement and during the term hereof. Further, subject to
                Section 8.3.3, the licenses granted to Motorola herein are conditioned and contingent upon the fact that Motorola may sell or offer to sell the RON solely to PowerDsine and its permitted assignees during the term of this Agreement.

        9.2 Motorola owns and will continue to own all rights title and interest in the Motorola IP. Motorola hereby grants to PowerDsine a worldwide, non-assignable royalty free right and license to use, sell and offer to sell the Motorola IP solely for the purposes set forth in this Agreement.

        9.3 Nothing in this Agreement shall be construed to grant to either party (either expressly, by implication, or by way of estoppel) any license to any Intellectual Property Right of the other party, other than as expressly provided in Section 9.1 and 9.2 of this Agreement.

        9.4 Mask sets, design tapes, processing information, internal ASIC block circuit design data, test pattern data and any other rights and information relating to the foregoing needed to manufacture the RON are the sole property of Motorola.

        9.5 All discoveries, improvements, inventions, copyrights, and trade secrets, made in the performance of this Agreement solely by Motorola personnel will be the sole and exclusive property of Motorola, subject


** Represents material which has been redacted and separately filed with the commission pursuant to a Request for Confidential Treatment pursuant to Rule 406
under he securities Act of 1933, as amended.                             Page 10

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                only to a grant to PowerDsine of licenses thereto in accordance with Section 9.2 above. Motorola will retain any and all rights to file any patent applications thereon.

        9.6 All discoveries, improvements, inventions, copyrights, and trade secrets, made in the performance of this Agreement solely by PowerDsine personnel will be the sole and exclusive property of PowerDsine subject to the licenses granted in Section 9.1 above and PowerDsine will retain any and all rights to file any patent applications thereon.

        9.7 All discoveries, improvements, inventions, copyrights, and trade secrets, made in the performance of this Agreement jointly by PowerDsine personnel and Motorola personnel, will be the property jointly owned by PowerDsine and Motorola, each party having an equal and undivided interest therein.

        9.8 In the case of each discovery, improvement or invention jointly owned by PowerDsine and Motorola in accordance with section 9.7, each party claiming such a joint invention that desires to file a patent applications with respect thereto shall notify the other party, in writing, of its intent and provide sufficient details to enable the other party to review the claimed invention (the "Filing Notification"). Within 30 days from the date of the Filing Notification Motorola will have the first right of election to file patent applications in the United States and other countries in the names of PowerDsine and Motorola as joint owners. Motorola will notify PowerDsine in writing, within such 30-day period, whether or not, and in which countries of the world, Motorola elects to file such patent application. PowerDsine will have the right to file patent applications on such discovery improvement or invention in all other countries in the names of PowerDsine and Motorola as joint owners. The filing party shall provide the other party a for review a copy of any application(s) or other documents related thereto it intends to file and allow the other party sufficient time, under the circumstances involved, to provide its comments. Each party, at its own expense, will cooperate fully with the filing party as may be reasonably necessary for the proper preparation, filing and prosecution of each such patent application and the maintenance, renewal and defense of each patent covering such discovery, improvement or invention. The expense for preparing, filing and prosecuting each joint application, and for issuance of the respective patent will be borne by the party that prepares and files the application. Where (i) such joint application for patent is filed by either party in a country which requires the payment of taxes or annuities on a pending application or on an issued patent, or
                (ii) where payment is required in connection


** Represents material which has been redacted and separately filed with the commission pursuant to a Request for Confidential Treatment pursuant to Rule 406
under he securities Act of 1933, as amended.                             Page 11

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                with the defense of any such patent issued or application, then the filing party or the party making the decision to defend such patent prior to filing, or the taking of any action to so defend the patent or application, will notify the other party requesting the other party to indicate whether it will agree to pay one-half of such taxes, annuities or defense costs.. If within sixty (60) days after receiving such notice, the non-filing party fails to assume in writing the obligation to pay its one-half (1/2) share of such taxes, annuities or defense costs, or if either party subsequently fails, within sixty (60) days of demand to continue such payments, it relinquishes to the other party, providing the other party continues such payments, its right, title and interest to such application and patent, subject, however, to retention of paid-up nonexclusive, nonassignable and irrevocable license, in favor of the relinquishing party and its Subsidiaries to make have made, use, lease, sell, or otherwise dispose of apparatus and/or methods under that application and patent If time is of the essence with respect on any filing, then prior to the date of the Filing Notification, the relevant party may, upon five-days notice to the other party and providing the other party the opportunity to participate in the process, file a provisional patent application in the name of Motorola and PowerDsine, and thereafter the provisions of this Section shall apply with respect to such application and the prosecution thereof and subsequent related non-provisional filing.

        9.9 If the filing party decides to abandon, or otherwise is unable to prosecute, any jointly owned patent application, or is unable to maintain, defend or renew any jointly owned patent, it will notify the other party thereof, in writing, at the earliest practicable date and will assign to the other party its rights in such invention, and such other party will have the right, at its expense, to prosecute such application or to take up such maintenance or defense, or prosecute such renewal, as the case may be. The filing party agrees, at the other party's expense, to cooperate fully with the other party to assist the other party in obtaining, maintaining, defending and renewing such patent right hereunder. The party exercising its right under this Section 9.9 will be deemed "the filing party" for purposes of Sections 9.8 and 9.9.

        9.10 Except with respect to any patent that has been abandoned by it, from and after the date of such abandonment, each party may use and may grant licenses (that do not preclude the other non-abandoning party from granting similar licenses) under any terms and conditions that it desires under each jointly owned patent application or patent, provided that it has fulfilled its obligation, if any, to pay its share of taxes or annuities imposed on such pending application or patent; and such party will retain any consideration that it may receive therefore without


** Represents material which has been redacted and separately filed with the commission pursuant to a Request for Confidential Treatment pursuant to Rule 406
under he securities Act of 1933, as amended.                             Page 12

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                having to account to the other joint owner. Each party consents to the granting of such non-exclusive licenses by the other party, and agrees not to assert any claim with respect to any such patent or application used or licensed by the other party (except to a permitted assignee hereunder) against the licensee or licensees thereunder for the terms of any such license. Neither party will assign to a third party such party's joint ownership of patents developed hereunder.

        9.11 Except with respect to any copyright that has been abandoned by it, from and after the date of such abandonment, each party may grant licenses (that do not preclude the other non-abandoning party from granting similar licenses) under any terms and conditions that it desires under any jointly owned copyrights without accounting to the other party. A party will be deemed to abandon the its claims to a jointly owned copyright if it decides not to participate in any defense of such copyright or fails to pay half of the costs associated with such defense, as long as the other party has continued to make such payments.

10.     TERM OF AGREEMENT

        The term of this Agreement is from the Effective Date through December 31, 2007. If the parties fail to reach a mutual agreement in writing to extend the terms of this agreement by March 30, 2008, then the Agreement will automatically terminate. Both parties agree to work in good faith to negotiate an extension based on current market conditions.

11.     TERMINATION OF AGREEMENT

        11.1. Either party may terminate this Agreement immediately upon written notice if the other party (i) becomes insolvent or bankrupt or admits its inability to pay its debts as they mature, (ii) makes an assignment for the benefit of its creditors, or (iii) ceases to function as a going concern or to conduct its operations in the normal course of business.

        11.2. Either party may terminate this Agreement due to the other party's material breach if (i) the party alleging the breach provides written notice to the other party of the occurrence and nature of the breach, and (ii) the party receiving the notice fails to correct the breach within thirty (30) days of receipt of the notice.

        11.3. After acceptance of the RON, pursuant to Section 7.1 then upon termination or expiration of this Agreement for any reason and for a period of eighteen (18) months thereafter, Motorola shall continue to supply RON to PowerDsine pursuant to the terms hereof, provided, however, that if such termination was due to a payment default by PowerDsine, Motorola, prior to shipping any such post-termination orders may request and obtain from PowerDsine adequate assurances of payment of any such orders.


** Represents material which has been redacted and separately filed with the commission pursuant to a Request for Confidential Treatment pursuant to Rule 406
under he securities Act of 1933, as amended.                             Page 13

                Orders must be placed within the first 9 months after the termination, and delivery of all orders so placed shall be within 18 months after termination. Orders will be made in a minimum order quantity equal to 10,000 units and will be non-cancelable and non-returnable (except according to the provisions of 17.2)

        11.4. For the puposes of this Agreement "Technical Infeasibility" shall mean a situation in which Motorola, after using commercially reasonable efforts, is unable to develop a manufacturable or qualifiable mass produced version of the RON after 5 mask sets and 12 months of effort from the time that the Engineering Samples were approved by PowerDsine pursuant to
                Section 6 hereof. . Motorola shall give PowerDsine prompt written notice of the occurrence of a Technical Infeasibility, and within 10 days of the date of said notice, Motorola and PowerDsine shall cooperate and work together in good faith for at least 30 days to develop a plan to have the specifications modified so that the RON is so manufacturable or qualifiable In the event that after working together for such 30 day period, PowerDsine and Motorola are unable to modify the specifications in order for Motorola to develop a manufacturable or qualifiable RON, then Motorola may terminate this Agreement ("Technical Infeasibility Termination") upon thirty (30) days written notice to PowerDsine. In the event of Technical Infeasibility Termination Motorola shall provide RON product to PowerDsine for a period of 12 months from the Technical Infeasibility Termination date at a price that will be negotiated by the parties in good faith.

        11.5. Upon the expiration or termination of this Agreement for any reason, the parties will, upon request of the other party, return or submit evidence of destruction of all Confidential Information of the other party.

        11.6.   If PowerDsine terminates this Agreement under Sections 11.1 or
                11.2 before acceptance of the RON prototype, Motorola will return the entire NRE payment to PowerDsine. Otherwise, no termination of this Agreement obligates Motorola to refund NRE payments.

12.     INDEMNIFICATION

        PowerDsine agrees to defend, at its expense, any claim, suit, or proceeding asserted against Motorola based upon a claim that the PowerDsine IP infringes a valid U.S. patent, or copyright, or misappropriates a trade secret. PowerDsine will also pay costs and damages finally awarded in any such suit or proceeding. PowerDsine's obligations hereunder are subject to the conditions that PowerDsine


** Represents material which has been redacted and separately filed with the commission pursuant to a Request for Confidential Treatment pursuant to Rule 406
under he securities Act of 1933, as amended.                             Page 14
        is: (1) promptly notified by Motorola in writing as soon as reasonably practicable after Motorola first becomes aware of the claim of infringement or misappropriation, but in no event later than fifteen
        (15) days of the date on which Motorola first received notice of the claim; and (2) at PowerDsine's request and expense, given sole control of the suit and all requested assistance for defense of same. PowerDsine shall not be liable for any settlement made without its written consent. This indemnity does not extend to any suit based upon any infringement or alleged infringement arising from products containing PowerDsine IP :
        (1) that are alterations of the RON not directed or approved by PowerDsine or the combination of the RON with products or elements not furnished by PowerDsine, without PowerDsine's direction or approval, if the alleged infringement would not have occurred but for such alteration or combination; (2) to the extent such suit is based on Motorola IP contained in such products, or to elements of the RON designed or manufactured in accordance with Motorola's designs, specifications or instructions if the alleged infringement would not have occurred but for such Motorola IP, designs, specifications or instructions; or (3) that are designed or manufactured in compliance with standards issued by any public or private standards body if the alleged infringement would not have occurred but for compliance with such standards The foregoing states PowerDsine's entire liability for intellectual property infringement.

13.     LIMITATION OF LIABILITY

        IN NO EVENT WILL EITHER PARTY BE LIABLE, WHETHER IN CONTRACT, TORT, OR OTHERWISE, FOR ANY INCIDENTAL, SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES, TO THE FULL EXTENT THESE MAY BE DISCLAIMED BY LAW. THE FOREGOING LIMITATION DOES NOT LIMIT THE PARTIES' EXPRESS INDEMNITY OBLIGATIONS UNDER THIS AGREEMENT, OR LIMIT THE PARTIES' LIABILITY FOR BREACH OF CONFIDENTIALITY OBLIGATIONS EXPRESSLY SET FORTH IN THIS AGREEMENT.

14.     FORCE MAJEURE

        No party will be liable for any delay or non-performance of its obligations under this Agreement resulting from a "Force Majeure Event". "Force Majeure Event" means an event that is: (1) beyond the reasonable control of the party claiming a Force Majeure Event, (2) not reasonably foreseeable, (3) not due to the fault or negligence of the party claiming a Force Majeure Event, and (4) not capable of being overcome without unreasonable expense. The party claiming a Force Majeure Event will notify the other party immediately upon learning of the likelihood or existence of the Force Majeure Event. The party claiming a Force Majeure Event must exercise reasonable efforts to mitigate the effect of the Force Majeure Event. A party impacted by a Force Majeure Event will be


** Represents material which has been redacted and separately filed with the commission pursuant to a Request for Confidential Treatment pursuant to Rule 406
under he securities Act of 1933, as amended.                             Page 15
        entitled to an equitable adjustment in the performance of its obligations that were excused by the Force Majeure Event. If the duration or impact of a Force Majeure Event becomes material, the parties can determine whether to terminate the Agreement.

15.     CONFIDENTIAL INFORMATION

        15.1 GENERAL. During the term of this Agreement and for a period of 3 years from the expiration or termination of this Agreement, a receiving party will (i) not disclose Confidential Information to any third party; (ii) restrict disclosure of Confidential Information to only those employees, agents or consultants of the receiving party, or any Affiliate of the receiving party, who must be directly involved with the Confidential Information for the purposes of this Agreement and who are bound by confidentiality terms substantially similar to those in this Agreement; (iii) not reverse engineer, de-compile or disassemble any Confidential Information; (iv) use the same degree of care as for its own information of like importance, but at least use reasonable care, in safeguarding against disclosure of Confidential Information; and (v) promptly notify the disclosing party upon discovery of any unauthorized use or disclosure of the Confidential Information and take reasonable steps to regain possession of the Confidential Information and prevent further unauthorised actions or other breach of this Agreement.

        15.2 REQUIRED DISCLOSURE. If a party is required by law in any judicial or governmental proceeding or otherwise to disclose any Confidential Information belonging to the other party, the first party will give to the other party prompt written notice of the request so that the other party may seek a protective order or appropriate remedy. If, in the absence of a protective order, the first party determines, upon the advice of counsel, that it is required to disclose Confidential Information belonging to the other party, it may disclose the documentation only to the extent compelled to do so.

        15.3 OWNERSHIP AND RETURN. Confidential Information remains the property of the disclosing party and will not be copied without the express written permission of the disclosing party, except for copies that are absolutely necessary in order to perform its obligations under this Agreement. Upon expiration or termination of this Agreement, a receiving party will return all Confidential Information to the disclosing party along with all copies and portions thereof, or, if acceptable to the disclosing party, certify in writing that all Confidential Information has been destroyed. However, the receiving party may retain one archival copy of the Confidential Information, which it may use only in case of a dispute concerning this Agreement.

        15.4 Neither party is obligated to limit or restrict the assignment of employees or agents, or to pay any royalties or other consideration subject to the Confidentiality provisions of this Agreement.


** Represents material which has been redacted and separately filed with the commission pursuant to a Request for Confidential Treatment pursuant to Rule 406
under he securities Act of 1933, as amended.                             Page 16

16      NOTICES

        All notices and other communications under this Agreement will be made in writing, and will be effective when received at the following addresses:

Motorola:         Ciaran Connell and Luc Darmon
                  Motorola Semiconductors SAS
                  TSPG - APD
                  Le Mirail - BP 1029
                  31023 Toulouse cedex
                  FRANCE

                  cc: Stacy McCracken
                  Group Contracts Manager - TSPG
                  6501 William Cannon Drive West
                  Austin, TX 78735

PowerDsine:       Ilan Atias
                  Asaf Silberstein

                  1 Hanagar St.,
                  P.O. Box 7220
                  Neve Ne'eman Industrial Zone
                  Hod Hasharon 45421, Israel

                  With a copy to:
                  David Goren
                  PowerDsine, Inc.
                  1865 New Highway, Suite 2
                  Farmingdale, New York 11735

Either party may change its notice information upon notice to the other party.


** Represents material which has been redacted and separately filed with the commission pursuant to a Request for Confidential Treatment pursuant to Rule 406
under he securities Act of 1933, as amended.                             Page 17

17.     GENERAL TERMS

        17.1.   EXPORT. If, at the time or times of Motorola's performance hereunder, an export license is required for Motorola to lawfully export materials necessary for the design activities contemplated in this Agreement, then the issuance of the appropriate licenses to Motorola or its subcontractor constitutes a condition precedent to Motorola's obligations under this Agreement. The parties will comply with all applicable export laws, regulations and orders.

        17.2.   WARRANTY. RON warranty is outlined in Motorola's Standard Terms and Conditions of Sale (Exhibit 8) in section 3 a.

        17.3.   SURVIVAL. Upon the expiration or termination of this Agreement for any reason, the following Sections survive: 9,10, 11.3, 12,13,15,16,17

        17.4.   PUBLICITY. Neither party may issue any press release or make any public disclosure regarding this Agreement or its contents without the prior written consent of the other party, which consent will not be unreasonably withheld or delayed.

        17.5.   RELATIONSHIP OF THE PARTIES. The parties are independent
                   contractors. Nothing in this Agreement will be construed to create any partnership, joint venture, or similar relationship. Neither party is authorized to bind the other to any obligations with third parties.

        17.6.   SEVERABILITY. If any provision of this Agreement is held invalid or unenforceable, the remaining provisions of this Agreement will be unimpaired and the invalid or unenforceable provision will be replaced with a provision that is valid and enforceable and that comes closest to the parties' intention underlying the invalid or unenforceable provision. However, if the proposed modification or replacement of the invalid or unenforceable provision is held to deprive a party of a material benefit, the Agreement will terminate immediately.

        17.7.   AMENDMENTS AND WAIVERS. No amendment of this Agreement will be valid unless stated in writing and signed by authorized representatives of the parties. No waiver of any default, misrepresentation or covenant will affect any prior or subsequent default, misrepresentation, or covenant.


** Represents material which has been redacted and separately filed with the commission pursuant to a Request for Confidential Treatment pursuant to Rule 406
under he securities Act of 1933, as amended.                             Page 18

        17.8.   NO THIRD PARTY BENEFICIARIES. This Agreement is for the
                   exclusive benefit of the parties and does not create any rights enforceable by any third party.

        17.9.   SUCCESSION AND ASSIGNMENT. This Agreement binds and inures to the benefit of the parties and their permitted successors and assigns. Neither party may assign this Agreement in whole or in part, or any of its rights, interests, duties or obligations under this Agreement, without the prior written approval of the other party which approval will not be unreasonably withheld or delayed. Notwithstanding the foregoing, upon no less than 45 days' advance written notice to the other party each party shall have the right to assign this Agreement without the other party's prior written approval to any third party in connection with the transfer of all or substantially all of its assets or the assets of the business unit relating to this Agreement, or the sale, exchange or transfer of the stock or shares of such transferring party resulting in a change in its effective control where such transferring party is not the surviving entity, if (i) such assignee executes an undertaking to be bound by all of the obligations of the assigning party under this Agreement; and (ii) with respect to a proposed assignment by PowerDsine, if such assignee or proposed assignee is deemed, by Motorola, in its sole discretion to be a competitor of Motorola, then Motorola, within 20 days of receipt of notice from PowerDsine concerning the identity of such acquiring party (which notice may be given by PowerDsine at any time prior to the closing of the transaction but in any event no later then 30days prior to the closing date of the proposed transaction), at its sole discretion, subject to the provisions of the last paragraph of this Section 17.9, may terminate this Agreement upon giving written notice of termination ( the "17.9 Termination Notice"), and the termination will be effective upon PowerDsine's receipt of the 17.9 Termination Notice or the date on which the first qualified mass produced version of the RON has


** Represents material which has been redacted and separately filed with the commission pursuant to a Request for Confidential Treatment pursuant to Rule 406
under he securities Act of 1933, as amended.                             Page 19
                   been received by PowerDsine, which ever is last to occur (the "17.9 Termination Date"). For purposes of the foregoing (i) "control" means the direct or indirect ability or power to direct, or cause the direction of, the management and policies of a party, whether through the ability to vote a party's securities, by contract or otherwise. As of Effective Date of this Agreement, Motorola considers the companies listed on Exhibit 12 to be competitors. This list of competitors is not intended to be inclusive of all companies deemed to be competitors by Motorola, but is only intended to provide PowerDsine with a list of the types of companies that Motorola deems competitors as of the Effective Date.

                   During the period between the 17.9 Termination Notice and the
                   17.9 Termination Date PowerDsine will isolate the employees of PowerDsine that have access to Motorola Confidential Information.. At no time should Confidential Information subject to this agreement, be made accessible to an assignee or a proposed assignee. Upon termination of this Agreement by Motorola pursuant to this Section 17.9, Motorola shall continue to sell RON product to PowerDsine for a period of eighteen (18) months from the 17.9 Termination Date and the provisions of Section 11.3 shall apply with respect to such post-termination sales.


** Represents material which has been redacted and separately filed with the commission pursuant to a Request for Confidential Treatment pursuant to Rule 406
under he securities Act of 1933, as amended.                             Page 20

        17.10.  COUNTERPARTS. This Agreement may be executed in one or more original counterparts, all of which together will constitute one agreement, and facsimile signatures will have the same effect as original signatures.

        17.11.  HEADINGS AND CAPTIONS. Section headings and captions contained in this Agreement are for convenience only and will not affect the meaning or interpretation of this Agreement.

        17.12.  CONSTRUCTION. Both parties have had adequate opportunity to obtain legal representation and this Agreement reflects arms' length negotiations. Neither party will be deemed the drafter and no ambiguity in the Agreement will be construed against either party.

        17.13.  DISPUTE RESOLUTION. The parties will attempt to settle all disputes arising under or in connection with this Agreement through consultation and negotiation in good faith and a spirit of mutual cooperation. If those attempts fail the parties may also agree to consider (but will not be obligated to engage in) forms of binding or non-binding alternative dispute resolution ("ADR") such as neutral fact-finding, mediation, arbitration or a minitrial. Any dispute that is not resolved by the parties through negotiation or ADR within 4 months of the date of the initial demand for resolution by either party may then be submitted to the courts for resolution. Exclusive jurisdiction and Venue for any litigation will be in New York County, New York. The use of ADR procedures will not be construed under the doctrines of laches, waiver or estoppel to affect adversely the rights of either party. Nothing in this Section will prevent either party from resorting to judicial proceedings if: (i) good faith efforts to resolve the dispute under these procedures have been unsuccessful; (ii) interim relief from a court is necessary to prevent material and irreparable injury to one party or to third parties; (iii) necessary to prevent or stop a breach of any confidentiality provision or intellectual property rights set forth in this Agreement; or (iv) necessary to avoid the expiration of any applicable statute of limitations.

        17.14.  GOVERNING LAW. This Agreement will be governed by, construed, and enforced in accordance with the laws


** Represents material which has been redacted and separately filed with the commission pursuant to a Request for Confidential Treatment pursuant to Rule 406
under he securities Act of 1933, as amended.                             Page 21
                   of the State of New York as if entered into in that State by citizens of that State to be performed wholly within that State, and without regard to its conflict of laws provision. The United Nations Convention on Contracts for the International Sale of Goods will not apply to this Agreement.

        17.15.  AUTHORITY. Each party represents and warrants that (i) it has the authority to enter into this Agreement without any additional approvals or consents, (ii) the person executing this Agreement on its behalf is duly authorized, and (iii) to the best of its knowledge, this Agreement is fully enforceable in accordance with its terms.

        17.16.  ENTIRE AGREEMENT. This Agreement, including its attachments, constitutes the entire agreement between the parties regarding its subject matter, and supersedes all prior communications, negotiations, understandings, agreements or representations, either written or oral, between the parties regarding its subject matter.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed in their respective names by their duly authorized representatives.

MOTOROLA, INC.

By (Signature):
               ----------------------------------

Printed Name:
               ----------------------------------

Title:
               ----------------------------------

Date Signed:
               ----------------------------------



POWERDSINE, INC.

By (Signature):
               ----------------------------------

Printed Name:
               ----------------------------------

Title:
               ----------------------------------

Date Signed:
               ----------------------------------


** Represents material which has been redacted and separately filed with the commission pursuant to a Request for Confidential Treatment pursuant to Rule 406
under he securities Act of 1933, as amended.                             Page 22

RON IC PRODUCTS

                                    EXHIBIT 1

                                UNIQUE CONDITIONS

POWERDSINE PART NO:  PD-64012                DATE:
                                                  ------------------------------



The POWERDSINE RON product will have a Part Number:

MANUFACTURING ASSUMPTIONS

        1. Motorola reserves the right to select both internal and external factories to perform all or part of the manufacture of RON. Every reasonable effort will be made to accommodate customer's Qualification requirements for bringing on additional capacity or factories.

        2. Customer is required to qualify RONs from new factories within six months of receiving Motorola qualified samples from the new facility.

DESIGN DELIVERABLES TO ACCOMPANY DIGITAL DESIGN BLOCK

Design Deliveries will be as per PowerDsine and Motorola technical kick off meeting in Toulouse, on Jan. 7, 2003. Design documentation will be as per PowerDsine IC specification - as discussed and summarized during the technical kick off meeting that tool place in Toulouse, on Jan 7, 2003.


** Represents material which has been redacted and separately filed with the commission pursuant to a Request for Confidential Treatment pursuant to Rule 406
under he securities Act of 1933, as amended.                             Page 23

                                    EXHIBIT 2

                                SCHEDULE OF WORK

                   CURRENT DATA TAKEN FROM MOU AND RFQ REV 2.0


POWERDSINE RON NO:        DATE:
                                 --------------------------------------------



The deliverables and their time scales will be monitored according to the Program Management responsibilities outlined in the Agreement.

TECHNOLOGY DISCLOSURE:

     FROM POWERDSINE TO MOTOROLA:
     ----------------------------
     .
     ** REDACTED TABLE

     FROM MOTOROLA TO POWERDSINE:

** REDACTED TABLE

   KEY RON DEVELOPMENT MILESTONES:


------------------------------------------------------------------------------
                         SUBJECT                                 DATE
------------------------------------------------------------------------------

** REDACTED TABLE





** Represents material which has been redacted and separately filed with the commission pursuant to a Request for Confidential Treatment pursuant to Rule 406
under he securities Act of 1933, as amended.                             Page 24

                                    EXHIBIT 3

                               RON SPECIFICATIONS

FILES:

** REDACTED TABLE










MOTOROLA CUSTOM RON


for




POWERDSINE __________PROGRAM



FUNCTIONAL DESCRIPTION


** Represents material which has been redacted and separately filed with the commission pursuant to a Request for Confidential Treatment pursuant to Rule 406
under he securities Act of 1933, as amended.                             Page 25

             RON DESIGN SPECIFICATIONS AND PERFORMANCE REQUIREMENTS








** Represents material which has been redacted and separately filed with the commission pursuant to a Request for Confidential Treatment pursuant to Rule 406
under he securities Act of 1933, as amended.                             Page 26

                                    EXHIBIT 4

                          RON IC DESIGN CHANGE REQUEST



DATE OF REQUEST:                         POWERDSINE:
                ------------------------            ----------------------------

RON IC NO.                               CHANGE NO.
          ------------------------------           -----------------------------

DESCRIPTION OF CHANGE:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ATTACHMENTS SUPPORTING THE REQUESTED CHANGE:

Specification No.                        Rev. No.
                 -----------------------         -------------------------------

Schematics No.                           Rev No.
              --------------------------        --------------------------------

Test Vector Set                          Rev. No.
               -------------------------         -------------------------------

Other
       ---------------------------------

Submitted By:                            Date:
             ---------------------------      ----------------------------------


DESIGN IMPACT:

Impact on design schedule or a specific milestone

Impact on the product cost

Number of mask layers requiring change:
                                       -----------------------------------------
Number of man-weeks to implement change:
                                       -----------------------------------------


** Represents material which has been redacted and separately filed with the commission pursuant to a Request for Confidential Treatment pursuant to Rule 406
under he securities Act of 1933, as amended.                             Page 27

Total cost to implement change:
                               -------------------------------------------------
Motorola:                                PowerDsine:
         -------------------------------            ----------------------------

Does change require assignment of new part number:  YES/NO

Package type will change from                          to
                             -------------------------     ---------------------

COMPLETION DATE CHANGE:  ORIGINAL                     REVISED
                                 ---------------------       -------------------

APPROVED BY:

---------------------------------------- ---------------------------------------
          Product Marketing/Date               Design Center/Manager Date



POWERDSINE ACCEPTANCE:

By:                                      Date:
   -------------------------------------      ----------------------------------

Name:
     -----------------------------------
              (Printed/Typed)

Title:
      ----------------------------------


MOTOROLA ACCEPTANCE:

By:                                      Date:
   -------------------------------------      ----------------------------------

Name:
     -----------------------------------
              (Printed/Typed)

Title:
      ----------------------------------


Upon POWERDSINE acceptance and signature, forward copies of the Design Change Request to:


         Motorola


** Represents material which has been redacted and separately filed with the commission pursuant to a Request for Confidential Treatment pursuant to Rule 406
under he securities Act of 1933, as amended.                             Page 28

                                    EXHIBIT 5

                              FINAL DESIGN RELEASE

RON IC PART NO:                                   DATE:
               ----------------------------------      -------------------------


       Prototype Part Number
                                                       -------------------------
       Device Type/Technology:
                                                       -------------------------
       Prototype Package:
                                                       -------------------------
       Workstation Type/Software Version:
                                                       -------------------------
       Design Verification Module Revision #:
                                                       -------------------------




In signing this form, POWERDSINE acknowledges that all necessary tests have been successfully completed. Furthermore, design release for prototypes is authorized.





POWERDSINE:
           ---------------------------------------------------------------------
APPROVED BY:                             DATE:
            ---------------------------       ----------------------------------
              (Authorized Signature)

NAME:
     ---------------------------------------------------------------------------
TITLE:
      --------------------------------------------------------------------------
APPROVED BY:                             DATE:
            ---------------------------       ----------------------------------
              (Authorized Signature)

NAME:
     ---------------------------------------------------------------------------
TITLE:
      --------------------------------------------------------------------------


** Represents material which has been redacted and separately filed with the commission pursuant to a Request for Confidential Treatment pursuant to Rule 406
under he securities Act of 1933, as amended.                             Page 29

                                    EXHIBIT 6

                       RON PROTOTYPE APPROVAL NOTIFICATION



DATE:
     -----------------------------------

     TO: Motorola, Inc.                  FROM:
                                              ----------------------------------

SELECT ONE OPTION

1. This notification reflects that PowerDsine has approved the RON IC prototypes provided by Motorola to PowerDsine as meeting the specification provided in the Agreement between the parties and related functionality requirements and do hereby approve release of this device to Motorola's production process.

                                       or

1. This notification reflects that PowerDsine has rejected the prototypes provided by Motorola to PowerDsine as not meeting the specifications provided in the agreement between the parties and related functionality requirements and do not approve release of this device to Motorola's production process




----------------------------------------- --------------------------------------
        POWERDSINE Representative (Print)
        (Signature)




----------------------------------------- --------------------------------------
        Representative's Title                        Phone Number


NOTE:   Upon completion, forward this form to Motorola


** Represents material which has been redacted and separately filed with the commission pursuant to a Request for Confidential Treatment pursuant to Rule 406
under he securities Act of 1933, as amended.                             Page 30

                                    EXHIBIT 7

RON PRICING SCHEDULE

                RON IC PRICING (US $)

    **  REDCTED TABLE


        1.  All mentioned prices are in US Dollars ($)

        2. Pricing assumes flexibility in use of foundries, subcontractors and new Motorola manufacturing sites




** Represents material which has been redacted and separately filed with the commission pursuant to a Request for Confidential Treatment pursuant to Rule 406
under he securities Act of 1933, as amended.                             Page 31

                                    EXHIBIT 8
                MOTOROLA'S STANDARD TERMS AND CONDITIONS OF SALE
                                 (COUNTER-OFFER)


        1. PRODUCTS AND SALE TERMS. Buyer agrees to purchase and Motorola, Inc., through its Semiconductor Products Sector ("Motorola") agrees to sell products, which may include hardware, software, or a combination of hardware and software (collectively "Products") under the terms of this document. Any terms or conditions asserted by Buyer as applicable to this transaction, in a purchase order, on a web site, or otherwise, are inapplicable.

        2. DELIVERY AND PAYMENT; TITLE & RISK OF LOSS; TAXES. Delivery will be FOB Motorola's point of shipment, with title and risk of loss passing to Buyer at that point. Payment will be due thirty (30) days from the date of invoice. Motorola will use commercially reasonable efforts to deliver Products pursuant to a mutually agreeable schedule; however, delivery dates are approximate and Motorola is not liable for delivery delays for any reason. Notwithstanding anything in this document to the contrary, in the event of any Product shortages Motorola reserves the right to adopt an equitable plan of allocation and to adjust delivery schedules accordingly. Products must be scheduled for delivery within six (6) months of receipt of Buyer's P.O. Buyer agrees to pay all applicable taxes.

        3. WARRANTY. Except as provided in subsection (c) below, Motorola warrants that its Products sold hereunder will, at the time of shipment, be free from defects in material and workmanship and will conform to Motorola's approved specifications. If Products are not as warranted, Motorola shall, at its option, and as Buyer's exclusive remedy, either refund the purchase price, repair, or replace with the same or equivalent Products that meet this warranty. Buyer must obtain a Return Material Authorization ("RMA") number and return nonconforming Products FOB Motorola's designated facility. If Products are nonconforming, Motorola shall reimburse Buyer's reasonable transportation charges for return of Products. This warranty does not apply to Products that have been subjected to improper testing, assembly, mishandling or misuse, whether by Buyer or others. This warranty shall not be expanded, and no obligation or liability will arise, due to technical advice or assistance, qualification or testing data, computerized data, facilities or service Motorola may provide in connection with Buyer's purchase.

        THIS WARRANTY EXTENDS TO BUYER ONLY AND MAY BE INVOKED ONLY BY BUYER FOR ITS CUSTOMERS. MOTOROLA WILL NOT ACCEPT WARRANTY RETURNS FROM BUYER'S CUSTOMERS. THIS WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES, INCLUDING IMPLIED WARRANTIES OF MERCHANTABILITY, SATISFACTORY QUALITY OR FITNESS, AND THE WARRANTY AGAINST INFRINGEMENT SPECIFIED IN THE UNIFORM COMMERCIAL CODE. ALL OTHER WARRANTIES ARE EXPRESSLY DISCLAIMED TO THE FULL EXTENT SUCH MAY BE DISCLAIMED BY LAW.


** Represents material which has been redacted and separately filed with the commission pursuant to a Request for Confidential Treatment pursuant to Rule 406
under he securities Act of 1933, as amended.                             Page 32

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        (a)     TIME PERIOD. Except as provided in subsection (b) below,
Products are warranted for the longer of a period of three (3) years from date of shipment, or for the same time period as specified in Buyer's standard warranty, provided that Buyer warrants its product in writing and extends such warranty to its customers at no additional charge.

        (b) TIME PERIOD FOR DEVICE CHIPS AND WAFERS. Device chips and wafers have received electrical probe/test and visual inspection and are warranted for a period of ninety (90) days from date of shipment by Motorola. This warranty shall not apply to device chips or wafers improperly removed from their original shipping container, not stored per Motorola's recommended procedures, or subjected to testing or operational procedures not accepted by Motorola in writing.

        (c) PRODUCTS PROVIDED "AS IS". Development products, including without limitation prototypes and pre-production samples (whether or not paid for by Buyer) are provided "AS IS".

        4.      INTELLECTUAL PROPERTY INDEMNIFICATION.

        (a) Motorola agrees to defend, at its expense, any suits asserted against Buyer based upon a claim that any Product purchased hereunder directly infringes a valid U.S. patent or copyright, or misappropriates a trade secret, and to pay costs and damages finally awarded based upon such claim in any such suit, provided that Motorola is: (1) promptly notified by Buyer in writing as soon as reasonably practicable after Buyer first becomes aware of the claim of infringement or misappropriation, but in no event later than fifteen (15) days of the date on which Buyer first received notice of the claim; and (2) at Motorola's request and expense, given sole control of the suit and all requested assistance for defense of same. Motorola shall not be liable for any settlement made without its written consent. If the use or sale of any Products sold under this document is enjoined as a result of such suit, Motorola at its option and at no expense to Buyer, will: (1) obtain for Buyer the right to use and sell such Products; (2) substitute an equivalent Product reasonably acceptable to Buyer and extend this indemnity thereto; or (3) accept the return of the Products and refund the purchase price less reasonable charge for prior use. If an infringement or misappropriation claim related to the Products is alleged prior to completion of delivery, Motorola shall have the right to decline to make further shipments notwithstanding any other provision of this document. This indemnity does not extend to any suit based upon any infringement or alleged infringement arising from Products furnished by Motorola that are: (1) altered in any way by Buyer or any third party if the alleged infringement would not have occurred but for such alteration; (2) combined with any other products or elements not furnished by Motorola if the alleged infringement would not have occurred but for such combination; (3) designed or manufactured in accordance with Buyer's designs, specifications or instructions if the alleged infringement would not have occurred but for such designs, specifications or instructions; or
(4) designed or manufactured in compliance with standards issued by any public or private standards body if the alleged infringement would not have occurred but for compliance with such standards. In no event shall Motorola indemnify Buyer, or be


** Represents material which has been redacted and separately filed with the commission pursuant to a Request for Confidential Treatment pursuant to Rule 406
under he securities Act of 1933, as amended.                             Page 33
liable in any way, for royalties payable based on a per use basis, or any royalty basis other than a reasonable royalty based upon revenue derived by Motorola from Buyer from sales or license of the infringing Products. The foregoing states Motorola's entire liability for intellectual property infringement.

        Buyer agrees to defend any claim, suit, or proceeding asserted against Motorola based upon a claim that any Product sold hereunder made to Buyer's designs, specifications or instructions directly infringes a patent, or copyright, or misappropriates a trade secret, and to pay costs and damages finally awarded therefrom.

        (b) The sale of Products does not convey any license, other than those expressly granted herein, by implication, estoppel, or otherwise. THE INDEMNITY PROVIDED BY MOTOROLA IN THIS SECTION IS THE SOLE, EXCLUSIVE AND ENTIRE LIABILITY OF MOTOROLA AND THE REMEDIES PROVIDED IN THIS SECTION SHALL BE BUYER'S EXCLUSIVE REMEDIES AGAINST MOTOROLA FOR PATENT OR COPYRIGHT INFRINGEMENT OR TRADE SECRET MISAPPROPRIATION.

        (c) Buyer, without the express prior written consent of Motorola, has no right to use Motorola's trademarks, trade names, corporate slogans, corporate logos, or corporate designations in the sale, lease or advertising of any products, or any product container, component part, business forms, sales, advertising or promotional materials, or other business supplies or materials, whether in writing, orally or otherwise.

        5. CONFIDENTIAL INFORMATION. All materials and Products furnished by Motorola or Buyer and identified as containing confidential information must be held in confidence by the recipient using at least the degree of care the recipient uses for its own confidential information, but no less than reasonable care. Recipient may not disclose such materials or confidential information except to employees or agents who require use of the materials in the performance of their duties. Confidential information does not include information in the public domain, information known to the recipient prior to any disclosure hereunder, information developed independently of any disclosure hereunder, information later communicated to the recipient by another without obligation of confidence, or information communicated by the owner to a third party free of any obligation of confidence. The recipient shall hold all confidential information and materials containing confidential information in confidence for five (5) years after receipt. If the terms of this section conflict with any confidentiality or nondisclosure terms agreed to by the parties in a separate written agreement governing this transaction, the terms of such separate agreement shall control.

        6. LICENSED PROGRAMS. In the absence of a separate software agreement between Buyer and Motorola, the following terms and conditions apply to any software or firmware (software embedded in Products) in all forms, including any documentation ("Licensed Programs") provided by Motorola:


** Represents material which has been redacted and separately filed with the commission pursuant to a Request for Confidential Treatment pursuant to Rule 406
under he securities Act of 1933, as amended.                             Page 34

        (a) Title to Licensed Programs delivered hereunder remains vested in Motorola or Motorola's licensor and cannot be assigned or transferred. Buyer agrees not to reverse engineer, disassemble, decompile, or modify any Licensed Program or any portion thereof, provided that if Buyer violates this restriction, Buyer hereby irrevocably assigns to Motorola all right, title and interest to any modifications to a Licensed Program.

        (b) At Motorola's discretion, Motorola may provide a single copy of the Licensed Program to Buyer (a "Master Copy") or may provide individual copies of the Licensed Program to Buyer in a number equal to the number of copies purchased by Buyer.

(1) Use and Reproduction Rights. If Motorola provides a Master Copy to Buyer, then Motorola grants to Buyer a non-exclusive license to reproduce up to the number of copies purchased by Buyer and to use such copies of the Licensed Program. If Motorola provides individual copies of the Licensed Program to Buyer, then Motorola grants to Buyer a non-exclusive license to use such individual copies of the Licensed Program and to make one archival copy of such Licensed Program.

(2) Distribution Rights. Motorola grants to Buyer a non-exclusive license to distribute the number of copies of the Licensed Programs purchased, solely in conjunction with Buyer's subsequent sale of Buyer's products, and for execution on Motorola processors. Unless specifically authorized by Motorola in writing, the number of copies distributed must correspond on a one to one basis with the number of Motorola processors in Buyer's products. Buyer may grant end user licenses to end customers of Buyer's products as necessary for end customers to use such products.

(3) Legends. Buyer agrees to reproduce all of Motorola's copyright notices and other proprietary legends on copies of Licensed Programs.

        (c) Use of Licensed Programs is provided with RESTRICTED RIGHTS. Use, duplication or disclosure by the U.S. Government is subject to restrictions as set forth in subparagraph (c)(1)(ii) of The Rights in Technical Data and Computer Software clause at DFARS 252.227-7013 or subparagraphs (c)(l) and (2) of the Commercial Computer Software--Restricted Rights at 48 CFR 52.227-19, as applicable. Manufacturer is Motorola, Inc., 6501 William Cannon Drive West, Austin, TX, 78735.

        (d) If Buyer is in default of any of the terms and conditions of this document, the rights granted herein by Motorola may be terminated on thirty
(30) days prior written notice. Within thirty (30) days after termination, Buyer will furnish to Motorola a certificate certifying that the original and all copies of the Licensed Programs and derivative versions thereof, in whole or in part and in any form, have been destroyed.


** Represents material which has been redacted and separately filed with the commission pursuant to a Request for Confidential Treatment pursuant to Rule 406
under he securities Act of 1933, as amended.                             Page 35

        7.      ORDER CANCELLATION; RESCHEDULED SHIPMENT

        (a) Buyer may cancel orders for Products from Motorola's standard products catalogue ("Standard Product") only if Motorola receives a written cancellation notice no less than thirty (30) days prior to Motorola's planned dock date.

        (b) Buyer may cancel orders for non-standard, custom, semi-custom, special product, or product unique to a customer, as such categories are defined by Motorola (collectively "Special Product"), only if Motorola receives a written cancellation notice no less than ninety (90) days prior to Motorola's planned dock date, except that Buyer shall remain liable to pay for all non-transferable and non-cancelable raw materials not retained by Motorola (as determined by Motorola at Motorola's sole discretion) and work in process as of the date that Motorola receives the notice. Buyer shall be entitled to such raw materials following payment therefor, including payment of all applicable transportation expenses. Buyer shall not be entitled to any work in process.

        (c) Cancellation of orders for Standard Product or Special Product on less than the required notice period shall be at Motorola's sole discretion.

        (d) Buyer may reschedule the shipment date for Standard Product or Special Product only if written notice is provided to Motorola no less than thirty (30) days prior to Motorola's existing planned dock date. The rescheduled shipment date for Special Product may not be more than ninety (90) days later than the original scheduled planned dock date.

        (e) Motorola reserves the right to cancel all or any part of an order, without any liability to Buyer, if inaccurate information is supplied by Buyer on Motorola's required OEM Certification Form, or if Buyer is in default under any of the terms and conditions of this document.

        8. SPECIAL PRODUCT. Shipment of Special Product within 5% of the quantity ordered constitutes full shipment.

        9. GOVERNMENT CONTRACT COMPLIANCE. If Buyer sells Products to the U.S. Government, Motorola makes no representations, certifications, or warranties whatsoever about compliance with acquisition statutes or regulations, except Motorola will comply with the following clauses applicable to subcontracts for commercial items: FAR 52.222-26, Equal Opportunity; FAR 52.222-35, Affirmative Action for Special Disabled and Vietnam Era Veterans; and FAR 52.222-36, Affirmative Action for Handicapped Workers. Notwithstanding, if Buyer sells Products to any other public entity, state, or local or international, or to a prime contractor or subcontractor of such entities, Buyer remains solely and exclusively liable for compliance with all acquisition statutes and regulations. Except as expressly provided in this section, Motorola makes no representations, certifications, or warranties whatsoever about compliance with acquisition statutes and regulations, including, without limitation, those that may relate to pricing, quality, origin or content.


** Represents material which has been redacted and separately filed with the commission pursuant to a Request for Confidential Treatment pursuant to Rule 406
under he securities Act of 1933, as amended.                             Page 36

        10. EXPORT CONDITIONS. If, at the time or times of Motorola's performance hereunder, an export license is required for Motorola to lawfully export Products, materials or technical data, then the issuance of the appropriate licenses to Motorola or its subcontractor shall constitute a condition precedent to Motorola's obligations hereunder. Buyer agrees to comply with all applicable export laws, regulations and orders. Specifically, but without limitation, Buyer agrees that it will not resell, re-export or ship, directly or indirectly, any Products or technical data in any form without obtaining appropriate export or re-export licenses. Buyer acknowledges that the applicable export laws, regulations and orders may differ from item to item and/or from time to time.

        11. ANTI-PERSONNEL LANDMINES. Products are not intended or authorized for use in anti-personnel landmines, and Buyer agrees they shall not be used for such purpose. Upon request from Motorola, Buyer shall furnish a written certification that neither Buyer nor Buyer's customers use or permit the use of Products in anti-personnel landmines.

        12. RESALE PROHIBITED. Buyer shall not resell Products, through brokers, exporters, or otherwise, except as integrated into a product sold by Buyer that contains substantial value added circuitry or software. If Buyer breaches the terms of this section, in addition to Motorola's cancellation rights, Buyer agrees to fully indemnify Motorola, its officers, employees and distributors, from any and all liability related to such resale, including attorneys' fees and costs.

        13. DISCLAIMER FOR CRITICAL APPLICATIONS. Products are not intended or authorized for use in products surgically implanted into the body, for life support products or for other products for which a Product failure could cause personal injury or death. If Buyer or Buyer's customers use or permit the use of Products for such unintended or unauthorized uses, Buyer agrees to fully indemnify Motorola, its officers, employees and distributors, from all liability related to such use, including attorneys' fees and costs.

        14. LIMITATION OF LIABILITY. EXCEPT FOR PERSONAL INJURY, AND EXCEPT FOR THE LIMITED LIABILITIES OTHERWISE PROVIDED IN SECTIONS 3 AND 4, MOTOROLA'S TOTAL LIABILITY, WHETHER FOR BREACH OF CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY IN TORT OR OTHERWISE, IS LIMITED TO THE PRICE OF THE PARTICULAR PRODUCTS SOLD HEREUNDER WITH RESPECT TO WHICH LOSSES OR DAMAGES ARE CLAIMED. IN NO EVENT SHALL MOTOROLA BE LIABLE FOR ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES TO THE FULL EXTENT SUCH MAY BE DISCLAIMED BY LAW.

        16. GENERAL. (a) ENTIRE AGREEMENT; AMENDMENT. This document constitutes the entire and final agreement and supersedes all other communications. No modifications shall be binding unless made in a written amendment signed by both parties. (b) SEVERABILITY. If any provision is held invalid, all other provisions


** Represents material which has been redacted and separately filed with the commission pursuant to a Request for Confidential Treatment pursuant to Rule 406
under he securities Act of 1933, as amended.                             Page 37
shall remain valid. (c) NO ASSIGNMENT. Neither party may assign its rights and obligations without the prior written consent of the other. (d) EXCUSABLE DELAY. Motorola shall not be liable for any delay or failure to perform due to any cause beyond its control. (e) DISPUTE RESOLUTION. Motorola and Buyer will attempt to settle all claims (other than claims relating to intellectual property issues) through negotiation or non-binding mediation prior to commencement of court proceedings. Any dispute that is not resolved within two
(2) months of the date of the initial demand may then be submitted to a court of competent jurisdiction. (f) GOVERNING LAW. This document will be enforced and construed in accordance with the laws of the State of Arizona.



** Represents material which has been redacted and separately filed with the commission pursuant to a Request for Confidential Treatment pursuant to Rule 406
under he securities Act of 1933, as amended.                             Page 38

                                    EXHIBIT 9
                                   MOTOROLA IP

This exhibit includes the initial list of Motorola intellectual property to be provided under this Agreement. It includes but is not limited to the items set forth in Appendix 1 of the quote dated Dec 11th, 2002.

MOTOROLA IP

    1.  MOTOROLA DESIGN FLOW **

    2.  ARCHITECTURE **

    3.  DIGITAL **

    4.  ANALOG **

    5.  TESTABILITY / VALIDATION **






** Represents material which has been redacted and separately filed with the commission pursuant to a Request for Confidential Treatment pursuant to Rule 406
under he securities Act of 1933, as amended.                             Page 39

                                   EXHIBIT 10
                                  POWERDSINE IP

**




** Represents material which has been redacted and separately filed with the commission pursuant to a Request for Confidential Treatment pursuant to Rule 406
under he securities Act of 1933, as amended.                             Page 40

                                   Exhibit 11
                        Motorola Design Flow Deliverables

                                ** Redacted Chart



** Represents material which has been redacted and separately filed with the commission pursuant to a Request for Confidential Treatment pursuant to Rule 406
under he securities Act of 1933, as amended.                             Page 41

                                   EXHIBIT 12
                       SAMPLE LIST OF MOTOROLA COMPETITORS

                                ** Redacted List




** Represents material which has been redacted and separately filed with the commission pursuant to a Request for Confidential Treatment pursuant to Rule 406
under he securities Act of 1933, as amended.                             Page 42